EXHIBIT 99.1

Presentation Materials dated January 22, 2010

Fourth Quarter 2009
Earnings Review
Conference Call dial-in (800) 561-2718, Passcode: 22269964
Friday, January 22, 2010, 11:00 AM ET
Available through January 29 at (888) 286-8010, Passcode: 39025635
Also available on: www.peoples.com and www.streetevents.com

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature. These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after December 31, 2009 and usually use words such as "expect", "anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3)
changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8)
price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of acquired companies.  People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Fourth Quarter Results
Operating earnings exclude non-recurring charges
Operating net income of $28.0 million, or $0.08 per share
excludes $3.1 million, or $0.01 per share of non-recurring
charges.
Net interest margin of 3.19%
Net loan charge-offs of 0.38% of average loans
NPAs to loans, REO & repossessed assets of 1.44%
Tangible common equity ratio of 18.2%

Net Interest Margin
The core margin remained
stable in 4Q as net
repricing benefits of both
assets and liabilities were
offset by continued
deposit growth
.
4Q08
1Q09
2Q09
3Q09
4Q09
3.94%
3.66%
3.58%
3.65%
3.65%
3.55%
3.25%
3.12%
3.19%
3.19%
1.25%
0.78%
0.25%
0.25%
0.25%

NPAs/Loans & REO (%)
2006-2009
1.44
1.35
4.45
4.71
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
PBCT Peer Group Mean Top 50 Banks by Assets

Commercial & Industrial Loans
Historical Credit Performance
NPLs (%)
NCOs (%)
Commentary
• Portfolio remains well diversified
• Continue to see growth in core
middle market segment
• Equipment Finance arm focused on
mission critical equipment with
good resale values
• Core portfolio is all self-originated,
with rigorous underwriting and
ongoing credit administration
0.94
0.99
2.16
2.59
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.82
0.35
2.16
2.68
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Commercial Real Estate Loans
Historical Credit Performance
Commentary
• CRE portfolio totals $5.4BN, 95% was
originated by us, $270MM represents
shared national credits, which we
fully underwrote
• All CRE loans are underwritten on a
cash flow basis
• Portfolio is well diversified
• Construction portfolio down to
$819MM down over 11% from $925MM
at 12/31/08
• Florida construction represents less
than $17MM of loans
NPLs (%)
NCOs (%)
1.34
1.49
3.26
4.05
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.12
0.58
0.55
1.14
0.00
0.25
0.50
0.75
1.00
1.25
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Residential Loans
Historical Credit Performance
NPLs (%)
NCOs (%)
Commentary
•
Low LTV at origination
•
Current FICO of 724
•
Stopped portfolioing residential
mortgages in 2006
•
Of the $52.7MM in NPLs,
approximately two-thirds have
current LTV of <90%
•
Strength of original underwriting
should continue to minimize loss
content in NPAs
2.07
1.88
2.43
3.11
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
0.18
0.37
1.39
1.72
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Home Equity
Historical Credit Performance
Commentary NPLs (%)
NCOs (%)
0.37
0.16
1.89
2.26
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks
•
As of Q4 2009, Home Equity loans
stood at $2.0BN, flat from Q3 2009
levels
•
Q4 2009 utilization rate was 48.2%,
compared to Q3 2009 rate of 47.5%
•
Asset quality in terms of both
NPAs and NCOs remains low
•
While volume has slowed, Home
Equity remains an important part of
our retail relationships
0.29 0.28
0.99
1.24
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
PBCT Peer Group Mean Top 50 Banks

Net Charge-Offs/Average Loans (%)
2006-2009
0.38
0.44
2.00
2.68
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
PBCT Peer Group Mean Top 50 Banks

NPAs/(Tangible Equity + LLR) (%)
2006-2009
5.5
5.1
33.4
33.4
0
5

15
20
25
30
35
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
PBCT Peer Group Mean Top 50 Banks

2010 Outlook
Our outlook for 2010 is based on a stable Federal Funds rate and a gradually improving credit environment
Financial Federal (FIF) expected to close February 19, 2010
Growth in core commercial and HELOC loans (excluding FIF) mostly offset by continued
reduction in Residential and Shared National Credits
Average deposit growth of 4%, with continued modest reduction in deposit costs
2010 net interest margin to increase approximately 45 basis points due primarily to FIF
Net loan charge-offs of approximately 0.30%
Small increase in non-interest income excluding security gains
Wealth Management Revenue up approximately 6%
Headwinds from overdraft fee legislation
Non-interest expenses will increase due to the addition of FIF, volume related expenses, as well as net new systems costs.  Overall, quarterly operating expenses should average
$185 mil in 2010.

Summary
Strong Balance Sheet with Significant Capital Surplus
Tangible Capital Ratio of 18.2%, improving to 18.6% pro forma for Financial Federal
No Wholesale Borrowings
Exceptional credit quality
Low level of non-performing assets of 1.44%
Combined net charge-off ratio of 0.38% annualized for 4Q, and 0.29% for 2009 full year
Significant and low cost deposit market share
Cost of deposits continues to decline, at 0.94% for 4Q09
Deposits entirely fund loans
Opportunities Abound!
Actively evaluating acquisitions
Drive organic growth
Positioned to leverage earnings growth via our asset sensitive balance sheet
We are excited about growth and confident in our position

Appendix

Average Earning Assets
Earning asset increase due to deposit growth
$ Inc/(Dec) %
Commercial real estate 5,065 $    4,992 $    4,555 $    73 $         1
Commercial lending 3,712       3,744       3,703       (32)           (1)
Shared national credits 586          639          745          (53)           (8)
                  Total Commercial 9,363       9,375       9,003       (12)           (0)
Residential mortgage 2,609       2,809       3,190       (200)         (7)
Home equity and other loans 2,259       2,270       2,178       (11)           (0)
Total loans 14,231     14,454     14,371     (223)         (2)
Investments 4,351       3,887       3,003       464          12
Total earning assets 18,582 $  18,341 $  17,374 $  241 $       1
vs. Q3 2009
($'s in millions) Q4 2009 Q3 2009 Q4 2008

Average Funding Mix
Annualized deposit growth of 6% from Q3 2009
$ Inc/(Dec) %
Deposits:
     Non-interest-bearing 3,321 $          3,223 $          3,096 $          98 $               3
     Savings/Now/PMA 7,145             6,798             6,144             347                5
     Time 4,807             5,016             4,877             (209)               (4)
Total deposits 15,273           15,037           14,117           236                2
Sub-debt / Other borrowings 343                328                362                15                   5
Total funding liabilities 15,616           15,365           14,479           251                2
Stockholders' equity 5,106             5,135             5,230             (29)                 (1)
Total Funding 20,722 $        20,500 $        19,709 $        222 $             1
vs. Q3 2009
Q3 2009 Q4 2008 ($'s in millions) Q4 2009

Quarterly Income Statement
vs. Q3 2009
$ Fav(Unf) % Inc/(Dec)
Net Interest Income 147.5 $      145.3 $       153.3 $      2.2 $        2
Provision for Loan Losses 13.6 21.5 8.7 7.9 (37)
Non-Interest Income 71.7 80.2 73.7 (8.5) (11)
Non-Interest Expense 172.2 165.1 168.2 (7.1) 4
Income Before Taxes
33.4 38.9 50.1 (5.5) (14)
Net Income 24.9 26.8 33.7 (1.9) (7)
Earnings Per Share 0.07 0.08 0.10 (0.01) (13)
($'s in millions, except EPS) Q4 2009 Q3 2009 Q4 2008

Non-Interest Income
$ Inc/(Dec) %
Investment management fees 7.9 $           8.4 $           9.6 $           (0.5) $        (6)
Insurance revenue 7.0              7.9              7.3              (0.9)           (11)
Brokerage commissions 2.9              2.8              3.2              0.1            4
     Total wealth management 17.8            19.1            20.1            (1.3)           (7)
Bank service charges 32.2            33.3            31.5            (1.1)           (3)
Merchant services income 6.3              6.7              6.6              (0.4)           (6)
Net security gains (0.1)             4.7              0.2              (4.8)           (102)
Operating lease income 3.9              3.6              3.1              0.3            8
Gain on residential loan sales 3.0              5.2              0.8              (2.2)           (42)
Other non-interest income 8.6              7.6              11.4            1.0            13
     Total non-interest income 71.7 $         80.2 $         73.7 $         (8.5) $        (11)
Total non-interest income ex security gains 71.8 $         75.5 $         73.5 $         (3.7) $        (5)
vs. Q3 2009
($'s in millions) Q4 2009 Q3 2009 Q4 2008

Non-Interest Expense
vs. Q3 2009
$ Inc/(Dec) %
Compensation and benefits 89.2 $            86.0 $            83.2 $            3.2 $             4
Occupancy and equipment 28.0               27.5               26.5               0.5                2
Professional/outside service fees 10.0               11.6               12.8               (1.6)              (14)
Other non-interest expense 45.0               40.0               45.7               5.0                13
Total non-interest expense 172.2 $          165.1 $          168.2 $          7.1 $             4
Operating non-interest expense
167.7 $          165.1 $          168.2 $          2.6 $             2
Q4 2009 Q3 2009 Q4 2008 ($'s in millions)

High Quality Consumer Portfolio
Total Portfolio $4.8 billion
(as of December 31, 2009)
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value 51%
FICO scores 724
Net charge-offs: 0.18%
Non-accrual: 2.07%
Home Equity Portfolio
Credit Statistics
Weighted Average:
Combined LTV 55%
FICO scores 751
Net charge-offs: 0.37%
Non-accrual: 0.29%
(1) Excludes the impact of the former Chittenden Corp.
1-4 Family
Residential
53%
Home Equity
Loans & Lines
42%
Indirect
Auto
4%
Other
1%
1
1
1
1

Well Balanced Commercial Portfolio
Retail
26%
Office
24%
Industrial
12%
Residential
14%
Hospitality
10%
Other
11%
Land
3%
As of December 31, 2009
Total Portfolio $9.4 billion
$5.4 billion CRE
*  Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $270 million
CRE, By Sector
General C&I
27%
SNC
6%
Commercial
Real Estate
54%
PCLC
13%
1

Construction Lending Detail
Total Construction Portfolio $819 million
As of December 31, 2009
Our construction exposure is modest at less than 6% of the total loan portfolio, and is a diverse mix of geographies and sectors.
Residential
42%
Land
11%
Retail
22%
Office
10%
15%
Other
Total Loans
$14.2 billion
By Geography By Sector
Connecticut /
New York
45%
Other New
England
33%
14%
Other

The Shared National Credits portfolio was initially established to expand geographic diversity in the loan portfolio, and has been in run-off mode since the beginning of 2008. This portfolio is now less than 4% of loans.
Shared National Credits
Outstandings, as of
($ in millions) 31-Dec-09 30-Sep-09 30-Jun-09 31-Mar-09 31-Dec-08 31-Dec-07
Commercial Lending 296.5 $    308.2 $    328.1 $    398.2 $    393.7 $   456.3 $
Commercial Real Estate 270.3 306.0 310.8 294.9 289.8 284.2
Total loans 566.8 $    614.2 $    638.9 $    693.1 $    683.5 $   740.5 $
Aggregate Exposure, as of
($ in millions) 31-Dec-09 30-Sep-09 30-Jun-09 31-Mar-09 31-Dec-08 31-Dec-07
Commercial Lending 681.3 $    703.4 $    711.4 $    767.4 $    784.8 $   747.1 $
Commercial Real Estate 318.2 384.1 401.8 403.6 417.0 577.0
Total loans 999.5 $    1,087.5 $ 1,113.2 $ 1,171.0 $ 1,201.8 $ 1,324.1 $
Current Maturity Schedule
(based on Outstanding balances) 2010 2011 2012 2013 2014 +
Commercial Lending 13% 16% 17% 7% 0%
Commercial Real Estate 21% 21% 3% 0% 2%
Total loans 34% 37% 20% 7% 2%

Florida
6%
Other (5% or
less)
5%
Louisiana
6%
Arizona
7%
Colorado
7%
Other
9%
Wholesale
trade
4%
Ent.
11%
Professional
services
11%
Shared National Credits
The portfolio is broadly diversified by both geography and industry
CRE – Geography
C&I – Industry
$ 270.3 million $ 296.5 million
Manufacturing
28%
REITs
39%
Washington
33%
New York
21%
Virginia
15%

Peer Group
Company Name Ticker State
Associated Banc-Corp ASBC WI
Astoria Financial Corporation AF NY
BOK Financial Corporation BOKF OK
City National Corporation CYN CA
Comerica Incorporated CMA TX
Commerce Bancshares, Inc. CBSH MO
Cullen/Frost Bankers, Inc. CFR TX
First Horizon National Corporation FHN TN
Flagstar Bancorp, Inc. FBC MI
Fulton Financial Corporation FULT PA
Hudson City Bancorp, Inc. HCBK NJ
M&T Bank Corporation MTB NY
Marshall & Ilsley  Corporation MI WI
New York Community Bancorp, Inc. NYB NY
Synovus Financial Corp. SNV GA
TCF Financial Corporation TCB MN
Valley National Bancorp VLY NJ
Webster Financial Corporation WBS CT
Zions Bancorporation ZION UT

For more information, investors may contact: Jared Shaw jared.shaw@peoples.com (203) 338-4130